Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with  the  Annual Report of T.H. Lehman & Co., Incorporated (the  "Company")  on Form 10-K for the period ended March 31, 2008 as filed with the  Securities  and  Exchange  Commission on the date hereof (the "Report"), I, Raffaele  Attar, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.  Section  1350,  as adopted pursuant to Section 906 of the Sarbanes-Oxley Act  of  2002,  that:

(1)	The Report fully complies with the requirements of Section 13(a) of 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 25, 2008

By:	/s/ Raffaele Attar
Raffaele Attar
Acting Chairman and
Chief Executive Officer

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with  the  Annual Report of T.H. Lehman & Co., Incorporated (the  "Company")  on Form 10-K for the period ended March 31, 2008 as filed with the  Securities  and  Exchange  Commission on the date hereof (the "Report"), I,
Raffaele  Attar, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.  Section  1350,  as adopted pursuant to Section 906 of the Sarbanes-Oxley Act  of  2002,  that:

(1)	The Report fully complies with the requirements of Section 13(a) of 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 25, 2008

By:	/s/ Gary Poe
Gary Poe
Principal Financial Officer
and Secretary